UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) December 6, 2005
                                                  ------------------------------

                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                000-10436                   25-1324733
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 (State or other jurisdiction     (Commission                (I.R.S. Employer
            of incorporation)     File Number)              Identification No.)

    415 Holiday Drive, Pittsburgh, Pennsylvania                   15220
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     (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code  (412) 928-3417
                                                     ---------------------------

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Material Contracts

           L.B. Foster Company Supplemental Executive Retirement Plan

              Summary of Amendments to Comply with IRC Section 409A

On December 6, 2005, the Registrant's Board of Directors approved the L.B. Foster Company Supplemental Executive Retirement Plan ("Plan") as amended and restated effective January 1, 2005 to comply with a new provision of the Internal Revenue Code, namely Code Section 409A. Code Section 409A has specific requirements that nonqualified deferred compensation plans, such as the Plan, must follow in order for individual Plan participants to avoid certain undesirable income tax consequences.

The amendments that are required as a result of Code Section 409A and that have been made to the Plan, effective as of January 1, 2005, are as follows:

(1) a new definition of what is a "disability" has been added for purposes of determining when distribution payments can be made under the Plan,

(2) the Plan has been modified to make it clear that benefits cannot be paid until a participant terminates employment,

(3) for certain "key" employees of the Company, a new provision has been added to the Plan to impose a new 6-month delay before Plan benefits of these employees can be paid following their termination of employment,

(4) the Plan has been modified to make it clear that death benefits must be paid to a beneficiary immediately following the death of a participant and payment can not otherwise be deferred or delayed unless there is good cause (such as, lack of notice of death), and

(5) a new restriction has been added that limits the Company's ability to accelerate the distribution of Plan benefits to only those instances that would be permitted under Code Section 409A.

In all other respects, the Plan remains in effect and operation as it was prior to the change in the tax laws due to Code Section 409A. Other than the items above, there have been no other material changes, modifications or alterations of the Plan.


Item 9.01         Finance Statements and Exhibits

(c)      Exhibits

10.51 Supplemental Executive Retirement Plan, as Amended and Restated January 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      L.B. Foster Company
                                      ------------------------------------
                                      (Registrant)


Date:  December 8, 2005
                                      /s/David J. Russo
                                      ------------------------------------
                                      David J. Russo
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

      Exhibit Number                       Description

      10.51 Supplemental Executive Retirement Plan, as Amended and Restated January 1, 2005